POWER OF ATTORNEY

Know all men by these presents, that the undersigned

hereby constitutes and appoints Olivia Bloom and David

Greenwood, and each of them, his true and lawful

attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as a director of Geron Corporation

(the Company), Form 3s, Form 4s, and Form 5s in accordance

with Section 16(a) of the Securities Exchange Act of 1934,

as amended (the 1934 Act), and the rules thereunder;

(2) do and perform any and all acts for and on behalf

of the undersigned which may be necessary or desirable

to complete and execute any such Form 3s, Form 4s, or

Form 5s and timely file such form with the United States

Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to

this Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-in-fact

may approve in his or her discretion.

The undersigned hereby grants to each such

attorney-in-fact full power and authority to do and

perform any and every act and thing whatsoever requisite,

necessary, or proper to be done in the exercise of any

of the rights and powers herein granted, as fully to all

intents and purposes as the undersigned might or could

do if personally present, with full power of substitution

or revocation, hereby ratifying and confirming all that

such attorney-in-fact, or his or her substitute or

substitutes, shall lawfully do or cause to be done by

virtue of this power of attorney and the rights and

powers herein granted.  The undersigned acknowledges

that the foregoing attorneys-in-fact, in serving in such

capacity at the request of the undersigned, are not

assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section 16

of the 1934 Act.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to

file Form 3s, Form 4s, and Form 5s with respect to the

undersigned's holdings of and transactions in securities

issued by the Company, unless earlier revoked by the

undersigned in a signed writing delivered to the foregoing

attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be executed as of this

16th day of October, 2006.

Signature

/s/ Alan B. Colowick